Exhibit 10.1

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLARWINDOW TECHNOLOGIES, INC.

Subscription Agreement

This Amended and Restated Subscription Agreement (“Subscription Agreement”) is by and between SolarWindow Technologies, Inc., a Nevada corporation (the “Company”), and the undersigned subscriber, whose name is set forth on the signature page hereto (“Subscriber”).

Recitals:

A.       The Subscriber, together with other subscribers executing subscription agreements substantially similar to this Subscription Agreement (the “Other Subscribers” and collectively with Subscriber, “Subscribers”) shall be purchasing from and the Company shall be offering and selling (the “Offering”) to Subscribers, severally and not jointly, up to a maximum of 12,903,226 units (“Maximum Units”) at a purchase price of $0.31 per unit, for an aggregate price of US$4,000,000. Each unit (individually a “Unit” and collectively the “Units”) consists of (i) one (1) share (the “Unit Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), and (ii) one (1) Series U Warrant substantially in the form set forth on Exhibit A hereto (the “Series U Warrant”) to purchase one additional share of Common Stock (the “Warrant Shares”) at an exercise price of $0.47 per share for a period of three (3) years commencing immediately on the original date of issuance of the Series U Warrant. The Unit Shares, the Series U Warrants and Warrant Shares are collectively referred to as the “Securities.” The Securities are immediately separable upon closing and will be issued separately.

B.       The Offering commenced in Canada on May 9, 2025 and elsewhere on March 13, 2025 and is being conducted (i) in the United States in reliance upon exemptions from registration under the applicable United States federal securities laws provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and (ii) concurrently in Canada (in Canada pursuant to National Instrument 45-106 Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”)) and in various offshore jurisdictions in reliance upon exemptions from registration under the applicable United States federal securities laws provided by Regulation S of the Securities Act (“Regulation S”). The Offering is being conducted on a “best efforts, no minimum” basis and will terminate upon the earlier of (a) the sale of the Maximum Units or (b) May 30, 2025. The Company may extend the term of the Offering subject to the consent of its Board of Directors.

C.       The Subscriber desires to subscribe for and purchase from the Company that number of Units set forth set forth on Signature Page hereto (the “Subscribed for Units”) for a purchase price of $0.31 per Unit, and for the aggregate purchase price set forth on the Subscriber Signature Page hereto (the “Aggregate Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed for Units in consideration of the payment of the Aggregate Purchase Price therefor by, or on behalf of, Subscriber to the Company, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.        Subscription and Aggregate Purchase Price. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees, to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Aggregate Purchase Price, the Subscribed for Units (such subscription and issuance, the “Subscription”). The Subscriber’s delivery of this Subscription Agreement to the Company shall be accompanied by payment of the Aggregate Purchase Price, payable in United States Dollars, by wire transfer of immediately available funds delivered to the Company in accordance with the wire instructions set forth in Section 3.

2.        Representations, Warranties and Agreements.

2.1       Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Subscribed for Units, each Subscriber, severally and not jointly hereby represents and warrants to the Company and acknowledges and agrees with the Company, as of the date hereof and as of the Closing Date, as follows:

2.1.1       General.

(a)       If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement and has not been formed solely for the purpose of purchasing the Securities. If Subscriber is an individual, Subscriber has the capacity to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)       If Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. This Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)     The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (ii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber that would reasonably be expected to have a material adverse effect on the legal authority and ability of Subscriber to enter into and timely perform its obligations under this Subscription Agreement.

(d)       Subscriber is a Person, who is experienced in investing in transactions of the type contemplated by this Subscription Agreement and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including Subscriber’s participation in the purchase of the Subscribed for Units Shares, in each case, satisfying the applicable requirements, including but not limited to Representations Regarding Eligibility Criteria set forth on Exhibit B hereto. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. As used in this Subscription Agreement the term “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization.

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(e)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

2.1.2       Concerning the Offering.

(a)       Subscriber understands that the Subscribed for Units are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed for Units have not been registered under the Securities Act. Subscriber understands that the Subscribed for Units may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S as promulgated under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that the Subscribed for Units shall be subject to a legend to such effect (provided that such legends will be eligible for removal upon delivery of an opinion of counsel by Subscriber, in form reasonably satisfactory to the Company’s transfer agent, to the effect that such legends are not required in order to establish compliance with any provisions of the Securities Act). Accordingly, certificates representing the Securities may bear the following or similar legend, as applicable:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES, OR (B) AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY), THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

Subscriber consents to the Company’s making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Section.

(b)       Subscriber understands and agrees that the Subscribed for Units will be subject to the restrictions on sale and transfer of the Securities set forth in Section 2.1.2 (a) and, as a result, Subscriber may not be able to readily resell the Subscribed for Units and may be required to bear the financial risk of investment in the Subscribed for Units for an indefinite period. Subscriber understands that it has been advised to consult independent legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed for Units. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that the Subscribed for Units are a suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Subscribed for Units, and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company.

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(c)       Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the Offering of the Subscribed for Units or made any findings or determination as to the fairness of an investment in the Subscribed for Units, nor have the Securities been approved or registered under any Blue Sky law in reliance on exemptions from registration therefrom, and as such, there may be restrictions on the sale or transfer of such Securities under State law.

(d)       Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Company or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Agreement; and in making its decision to purchase the Subscribed for Units, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the representations, warranties and covenants of the Company contained in this Agreement.

(e)       The Subscriber has carefully considered the potential risks relating to the Company and the purchase of the Securities and fully understands that Securities are a speculative investment that involves a high degree of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” and “Forward Looking Statements” in the Company’s SEC Filings (as defined below) and any additional disclosures in the nature of Risk Factors described herein.

(f)       Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed for Units, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(g)       The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act. In furtherance thereof, the Subscriber represents and warrants Subscriber is acquiring the Subscribed for Units only for its own account and not for the account of others, for investment purposes only and not with a view to any distribution of the Subscribed for Units in any manner that would violate the securities laws of the United States or any other applicable jurisdiction and is not acquiring the Subscribed for Units with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed for Units. The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have such intention.

(h)       No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.

(i) Subscriber acknowledges and that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of Subscriber’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds. Subscriber further confirms that the Company may undertake additional offerings in the future and/or may issue securities to consultants or employees at offering prices below that of the Offering, which may cause dilution to Subscriber. No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

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(j)       The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that except as provided in the Transaction Documents, the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement. For purposes of this Subscription Agreement, the term “Transaction Documents” means collectively this Subscription Agreement, the Registration Rights Subscription Agreement and the Series U Warrants.

(k)       Subscriber represents and warrants to the Company that all information that the Subscriber has provided to the Company, including, without limitation, Representations Regarding Eligibility Criteria set forth on Exhibit B hereto is correct and complete as of the date hereof and undertakes to notify the Company of any changes in such information.

2.1.3       No Advertising or General Solicitation. Subscriber represents and warrants that (i) Subscriber became aware of this Offering solely by means of direct contact between Subscriber and the Company or one of their respective representatives or through Persons with whom the Subscriber and the Company have a business relationship, and (ii) that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the Securities and Exchange Commission in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

2.2       Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Subscribed for Units, the Company hereby represents and warrants to Subscriber and agrees with Subscriber, as of the date hereof and as of the Closing Date, except as disclosed in the SEC Filings (as defined below), as follows:

2.2.1       The Company has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business.

2.2.2       The Subscribed for Units will be duly authorized and, when issued Each of the Transaction Documents has been duly authorized, validly executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of the Company, and is enforceable against Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

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2.2.3       The Unit Shares and Warrant Shares will be duly authorized and, when issued and delivered to Subscriber against full payment, in accordance with the terms of this Subscription Agreement and Series U Warrant respectively, and registered with the Company’s transfer agent, will be will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights under the Company’s constitutive agreements or applicable law.

2.2.4       The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Subscribed for Units and the consummation of the other transactions contemplated herein, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company, taken as a whole or materially and adversely affects the ability of the company to timely perform its obligations under this Subscription Agreement (a “Company Material Adverse Effect”) or (ii) result in any material violation of the provisions of the organizational documents of the Company any of its subsidiaries that would reasonably be expected to have a Company Material Adverse Effect.

2.2.5       Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security of the Company solicited any offers to buy any security under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Subscribed for Units under the Securities Act.

2.2.6        As of the date of this Subscription Agreement, the authorized share capital of the Company consists of 300,000,000 shares of Common Stock $0.001 par value per share. The shares of Common Stock outstanding have been duly authorized and are validly issued, fully paid and non-assessable. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Subscribed for Units that have not been or will not be validly waived on or prior to the Closing.

2.2.7       Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (i) no registration under the Securities Act is required for the offer and sale of the Subscribed for Units by the Company to Subscriber and (ii) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Subscription Agreement.

2.2.8       As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, suits, claims, actions, or proceedings, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Company, which would, individually or in aggregate, reasonably be expected to have a Company Material Adverse Effect.

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2.2.9       The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Subscribed for Units), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) those required by the OTC Market Group, Inc. or another applicable stock exchange, and (iv) filings, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

2.2.10        The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of the Company’s filings for the prior two full fiscal years plus any interim period to the date of the Closing, as that term in defined in Section 3 (collectively, the “SEC Filings”); all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

2.2.11        No broker, finder or other financial consultant has acted on behalf of the Company in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability to the Subscriber.

2.2.12       The Company is not, and immediately after receipt of payment for the Subscribed for Units will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

2.2.13       The Series Warrants included as part of the Units represent a binding obligation of the Company as further described therein. The Unit Shares and Warrant Shares, upon issuance in accordance with the terms of this Subscription Agreement and the terms of the respective Series U Warrants: (i) will be duly and validly authorized, validly issued and non-assessable; (ii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and (iii) will not subject the holders thereof to personal liability by reason of being such holders.

3.       Closing(s); Subscription Procedures.

3.1       Multiple Closings. Subject to the terms and conditions of this Subscription Agreement the Company anticipates effecting multiple closings (each a “Closing”) of the purchase and sale of the Subscribed for Units remotely via the exchange of documents and signatures following receipt of Subscriptions until the earlier to occur of May 30, 2025, or the termination of the Offering as set forth in Section 4.

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3.2       Subscription Procedures.

To complete a subscription for the Subscribed for Units, the Purchaser must fully comply with the subscription procedure provided in Subsections 3.2.1 and 3.2.2 of this Section 3.2 (collectively, the “Subscriber Closing Deliverables”) on or before the applicable Closing. On delivery of the Subscriber Closing Deliverables, the Subscriber will become bound by its terms. Unless otherwise required by applicable state securities laws, the Subscriber may not withdraw or revoke her/his executed Subscription Agreement in whole or in part without the consent of the Company. The Company may accept the Subscription at any time on or before the Termination Date. This Subscription Agreement is not binding on the Company until the date (the “Effective Date”) it is accepted as evidenced by the signature of an officer of the Company. The Company, in its sole discretion, has the right to accept or reject this Subscription in whole or in part and accept Subscriptions other than in the order received. In the event of rejection of this Subscription, or in the event that, for any reason, none of the Units are sold (in which case this Subscription Agreement will be deemed to be rejected), the Company will thereafter promptly return or cause to be returned to the Subscriber by mail, a check in the amount paid by the Subscriber in this Offering, without interest thereon or deduction therefrom for expenses or otherwise, and this Subscription Agreement shall thereafter have no further force or effect.   If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

3.2.1       Subject to the terms and conditions of this Subscription Agreement, prior to Closing the Subscriber shall deliver to the Company:

(a)        a fully executed and completed copy of this Subscription Agreement (including all of the information requested of the Subscriber on the Subscriber Signature Page and Exhibit B hereto;

(b)       a fully executed and completed copy of the Registration Rights Agreement (as defined in Section 6);

(c)       a fully executed and completed Investor Questionnaire annexed to the Registration Rights Agreement; and

(d)       if the Subscriber is an individual, a copy of the Subscriber’s driver’s license or other federal or state government issued identification document substantiating Subscriber’s jurisdiction of residence as set forth on the Subscriber Signature Page hereto.

(d)       the Aggregate Purchase Price in accordance with the wiring instructions set forth in Section 3.2.2.

3.2.2       Payment for the Subscribed for Units.

Payment of the Aggregate Purchase Price for the Subscribed for Units shall be made by wire transfer of to the Company immediately available funds. The wire instructions are:

Bank Name:	BMO Harris Bank NA

Bank Routing No.:	071025661
SWIFT Code:	HATRUS44
Account No.:	4802600518
Bank Address:	P.O. BOX 94033, PALATINE, IL 60094−4033
Company Address:	9375 E Shea Blvd Suite 107B, Scottsdale, AZ 85260

3.3       Company Closing Deliverables. Subject to the terms and conditions of this Subscription Agreement, at each closing the Company shall deliver to the Subscriber:

3.3.1       a countersigned copy of this Subscription Agreement;

3.3.2       a countersigned copy of the Registration Rights Agreement;

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3.3.3       a copy of the issue instructions delivered to the Transfer Agent for the issuance of the Unit Shares included in the Subscribed for Units in book entry format; and

3.3.4        the Series U Warrant included in the Subscribed for Units duly executed by the Company.

4.       Termination. The Offering shall terminate on the earlier to occur of May 30, 2025, or the date of the sale of the Maximum Units (the “Termination Date”). All of the representations and warranties contained in this Subscription Agreement shall survive the Closings. All of the covenants and agreements made by each party in this Subscription Agreement shall survive the Closings until the applicable statute of limitations or in accordance with their respective terms, if a shorter period. The Company may extend the term of this Offering subject to the consent of its Board of Directors.

5.        Rule 144.

5.1       From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell securities of the Company to the public without registration are available to holders of the Company’s shares of Common Stock and for so long as Subscriber holds the Subscribed for Units, the Company agrees to:

5.1.1       make and keep public information available, as those terms are understood and defined in Rule 144; and

5.1.2       file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

5.2       If the Subscribed for Units are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at Subscriber’s request and upon delivery of an opinion of Company’s counsel, in form reasonably satisfactory to the transfer agent of the Company, the Company will cause its transfer agent to remove the applicable restrictive legend.

6.       Registration. Within 90 days following the Termination Date, the Company shall file registration statement on Form S-1 under the Securities Act covering the resale by Subscriber of the Unit Shares and the Warrant Shares in accordance with the terms of the registration rights agreement of even date herewith between the Company and Subscriber substantially in the form of Exhibit C hereto (the “Registration Rights Agreement”).

7.        General.

7.1       Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

7.1.1.       Subscriber acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties made by the Company contained in this Subscription Agreement.

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7.1.2       Each of the Company and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.3       The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed for Units, and Subscriber shall provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control or otherwise readily available to Subscriber, provided that the Company agrees to keep confidential any such information provided by Subscriber.

7.1.4       Each of Subscriber and the Company shall pay all of its own respective expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.1.5       Each of Subscriber and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable, to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described herein.

7.2       Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email during business hours or the next Business Day if sent outside of business hours, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the Subscriber Signature Page hereto;

(ii) if to the Company, to:

SolarWindow Technologies, Inc.

9375 E. Shea Blvd, Suite 107-B

Scottsdale, AZ 85260

Attention: Amit Singh, President and Chief Executive Officer

Email: amit@solarwindow.com

With a required copy (which copy shall not constitute notice) delivered to:

Sierchio Law, LLP

430 Park Avenue

Suite 702

New York, New York 10022

Attention: Joseph Sierchio

Email: joseph@sierchiolaw.com

7.3        Entire Agreement. The Transaction Documents and all Exhibits and schedules thereto constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

7.4        Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

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7.5       Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Subscribed for Units) may be transferred or assigned without the prior written consent of the Company; provided that Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as Subscriber, without the prior consent of the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Subscriber.

7.6        Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.7       Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of York, without giving effect to the principles of conflicts of law thereof.

7.8       Consent to Jurisdiction; Waiver of Jury Trial.

7.8.1       The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

7.8.2        WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

7.9        Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.10       No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

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7.11       Remedies.

7.11.1.          The parties agree that irreparable damage would occur if this Subscription Agreement were not performed, or the Closing is not consummated in accordance with its specific terms or is otherwise breached and that monetary damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the parties hereto to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to Section 7.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.11.2       The parties acknowledge and agree that Section 7.11 is an integral part of the transactions contemplated hereby and without that right the parties hereto would not have entered into this Subscription Agreement.

7.12        Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7.13        Additional Financings and Offerings. Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources in the future, or concurrently with the Offering, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful. Moreover, Subscriber understands and agrees that the Company reserves the right to make future and concurrent offers, either public or private, of securities, including, but not limited to, promissory notes, shares of common stock, preferred stock or warrants, on terms that may be more than or less favorable than the Securities. Subscriber further confirms that Subscriber has no right to purchase any securities in any future or concurrent offerings. The Company, its affiliates and/or authorized consultants reserve the right at any time to negotiate individually with one or more prospective investors or other persons and to enter into one or more definitive agreements and/or side letters, with one or more of such persons regarding an investment in the Company, on the terms set forth in this subscription or on other terms and conditions, which may be more favorable then the terms set forth herein, or include additional securities of the Company, without prior notice to Subscriber.

7.14       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes or could constitute material non-public information, and each Subscriber agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto such Subscriber shall have executed a written agreement with the Company regarding the willingness to accept receipt of such material non-public information and acknowledges the confidentiality and use of such information and the Company’s covenant to file a further SEC filing or report and the period in which such information shall remain confidential or be required to not be disclosed. Subscriber is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities of the Company by any person who has received or has access to material, non-public information (“NPI”) relating to the Company and on the communication of such NPI to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information, and in the event that Subscriber has or subsequently receives such NPI or access thereto, Subscriber shall comply with such applicable securities.

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7.15       Several, Not Joint Obligations. The obligations of each Subscriber under any Transaction Document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance or non-performance of the obligations of any other Subscriber under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Subscription Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Subscribers. It is expressly understood and agreed that each provision contained in this Subscription Agreement and in each other Transaction Document is between the Company and a Subscriber, solely, and not between the Company and the Subscribers collectively and not between and among the Subscribers.

7.16       Disclosure. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) in a press release to the extent any such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 17.16 and (iii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of OTC Markets, LLC., in which case the Company shall provide Subscriber with prior written notice of such disclosure, and shall reasonably consult with the Subscriber regarding such disclosure.

7.17     Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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7.18       Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Subscription Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Subscription Agreement as if set forth in full herein. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof. The headings of the sections of this Subscription Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Subscription Agreement. All references to “dollars” or “$” are to United States of America dollars.

8.       Important Notices to Subscribers and State Restrictive Legends.

8.1       Important Notices.

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

UNTIL SUCH TIME AS AFORM 8-K IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DISCLOSING THE TRANSACTIONS CONTEMPLATED HEREBY, THIS SUBSCRIPTION AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE SUBSCRIBER THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY THIRD-PARTY MAY BE RELIED UPON.

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THIS SUBSCRIPTION AGREEMENT AND THE COMPANY’S SEC FILINGS AND REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDE DATA OBTAINED FROM INDUSTRY PUBLICATIONS AND REPORTS, WHICH THE COMPANY BELIEVES TO BE RELIABLE SOURCES; HOWEVER, NEITHER THE ACCURACY NOR COMPLETENESS OF THIS DATA IS GUARANTEED. WE HAVE NEITHER INDEPENDENTLY VERIFIED THIS DATA NOR SOUGHT THE CONSENT OF SUCH SOURCES TO REFER TO THEIR REPORTS IN THIS SUBSCRIPTION AGREEMENT.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE SECURITIES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO ANY POTENTIAL ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY. THERE IS NOT CURRENTLY AN ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED. THE PRICE OF SECURITIES QUOTED ON THE OTC PINK SHEETS MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF UNIT SHARES OR WARRANT SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THIS OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THIS OFFERING.

THIS SUBSCRIPTION AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY OR AN INVESTMENT IN THE OFFERING. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

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8.2       State Legends and Notices.

8.2.1 Applicable to All Subscribers.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.PROSPECTIVE SUBSCRIBERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH SUBSCRIBER SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON A SUBSCRIBER’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS SUBSCRIPTION AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

8.2.2 Applicable to Residents of Nevada Only.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECURITIES LAWS OF THE STATE OF NEVADA AND ARE OFFERED PURSUANT TO AN EXEMPTION PURSUANT TO NRS 90.530-11 THEREOF.

8.2.2 Applicable to Residents of Texas Only.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECURITIES LAWS OF THE STATE OF TEXAS AND ARE OFFERED PURSUANT TO AN EXEMPTION PURSUANT TO SECTION 4005.012(a)(1) AND SECTION 4005.012(a)(2) OF TEXAS SECURITIES ACT.

[SIGNATURE PAGES FOLLOWS]

[BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]

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[SolarWindow Technologies, Inc. Signature Page]

In Witness Whereof, the Company has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the Effective Date set forth below.

SolarWindow Technologies, Inc.

By: ________________________________

Name: Amit Singh

Title: President and Chief Executive Officer

Effective Date: ___________________, 2025

[Subscriber Signature Pages Follows]

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[Signature Page For Subscribers Who Are Natural Persons]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase the number of Units and for the Aggregate Purchase Price set forth below.

Number of Units to be purchased:

Aggregate Purchase Price *:

*The Aggregate Purchase Price is payable in full by wire transfer as provided in Section 3 of the Subscription Agreement.

Date:

Subscriber:	Joint Subscriber, if applicable:
Name:	Name: __________________________________

Signature: ___________________________	Signature: _______________________________

TIN:	TIN: ____________________________________

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Address (Residence and Notice):*	Address (Residence and Notice) if different*

------------------------------------------------------------

________________________________________
_____________________________________	________________________________________
_____________________________________	________________________________________

Email:	Email: _______________________________

Phone:	Phone: _______________________________

*Please provide a copy of your drivers’ license as evidence of jurisdictional residence.

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[Signature Page For All Other Subscribers]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase the number of Units and for the Aggregate Purchase Price set forth below.

Number of Units to be purchased:	______________________________________________

Aggregate Purchase Price *:	$______________________________________________

*The Aggregate Purchase Price is payable in full by wire transfer as provided in Section 3 of the Subscription Agreement.

Date: ________________________________, 2025

Name of Subscriber:

By Authorized Signatory:
Print Name:
Title:

EIN or other Tax ID No.:

Telephone No.:

Facsimile No. if any:

Email Address:

Jurisdiction Where Formed:

Address of Executive Offices (For Notices):

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Exhibit A

TO THE SOLARWINDOW AMENDED AND RESTATED

US subscription agreement

EXHIBIT B

TO THE SOLARWINDOW AMENDED AND RESTATED

US subscription agreement

REPRESENTATIONS REGARDING ELIGIBILITY CRITERIA

This Exhibit B should be completed and signed by Subscriber and constitutes a part of the Subscription Agreement between the Subscriber and the Company.

1.	AFFILIATE STATUS (Please check the applicable box)

☐ You are:

☐ You are not:
an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

2.	YOU ARE A PERSON (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) EXPERIENCED IN INVESTING IN TRANSACTIONS OF THE TYPE CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT AND CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH REGARD TO ALL TRANSACTIONS AND INVESTMENT STRATEGIES INVOLVING A SECURITY OR SECURITIES, INCLUDING SUBSCRIBER’S PARTICIPATION IN THE PURCHASE OF THE SUBSCRIBED FOR UNITS AND CAN BEAR THE ECONOMIC RISK OF A COMPLETE LOSS OF YOUR INVESTMENT. (Please check applicable the boxes)

☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $6,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Units, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $6,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that would qualify as “accredited investors” as defined in the rules promulgated under Section 4(a)2 of the Securities Act or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that would qualify as accredited investors under the Rules promulgated under Section 4(a)2.

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☐	You are a (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501I(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the Subscribed for Units, and that has total assets in excess of $6,000,000;

☐	Any trust, with total assets in excess of $6,000,000, not formed for the specific purpose of acquiring the Subscribed for Units, whose purchase is directed by a sophisticated person as described in the rules promulgated under the Securities Act;

☐	You are an entity, other than an entity described above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $6,000,000;

☐	You are a “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $6,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	You are A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $2,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	You are a natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with your spouse or spousal equivalent in excess of $400,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year;

By signing below, the undersigned Subscriber hereby acknowledges that the representations set forth in this Representations Regarding Eligibility Criteria are accurate and complete in all respects, and the undersigned Subscriber hereby undertakes to immediately notify you in writing regarding any material change in the information set forth herein. I understand that you will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

Dated:         , 2025

 SUBSCRIBER:

By:

Name:

Title:

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EXHIBIT C

TO THE SOLARWINDOW AMENDED AND RESTATED

OFFSHORE SUBSCRIPTION AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

[FILED SEPARATELY]

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